UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 13, 2014

GREAT SOUTHERN BANCORP, INC.

(Exact name of Registrant as specified in its Charter)

Maryland	0-18082	43-1524856
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1451 East Battlefield, Springfield, Missouri	65804
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (417) 887-4400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

    Set forth below is presentation material of Great Southern Bancorp, Inc., the holding company for Great Southern Bank.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

GREAT SOUTHERN BANCORP, INC.

Date November 13, 2014	By:	/s/ Joseph W. Turner
Joseph W. Turner
President and Chief Executive Officer

# GREAT SOUTHERN BANCORP, INC.

NASDAQ : GSBC

NOVEMBER | 2014

# Forward-Looking Statements

When used in in this presentation and in other documents filed or furnished by the Company with the Securities and Exchange Commission (the "SEC"), in the Company's press releases or other public or stockholder communications, and in oral statements made with the approval of an authorized executive officer, the words or phrases "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "intends" or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties, including, among other things, (i) non-interest expense reductions from the Great Southern banking center consolidation might be less than anticipated and the costs of the consolidation and impairment of the value of the affected premises might be greater than expected; (ii) expected cost savings, synergies and other benefits from the Company's merger and acquisition activities, including but not limited to the recently completed Valley Bank FDIC-assisted transaction, might not be realized within the anticipated time frames or at all, the amount of the gain the Company ultimately recognizes from the recently completed Valley Bank FDIC-assisted transaction might be materially different from the preliminary gain recorded, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (iii) changes in economic conditions, either nationally or in the Company's market areas; (iv) fluctuations in interest rates; (v) the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; (vi) the possibility of other-than-temporary impairments of securities held in the Company's securities portfolio; (vii) the Company's ability to access cost-effective funding; (viii) fluctuations in real estate values and both residential and commercial real estate market conditions; (ix) demand for loans and deposits in the Company's market areas; (x) legislative or regulatory changes that adversely affect the Company's business, including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act and its implementing regulations, and the overdraft protection regulations and customers' responses thereto; (xi) monetary and fiscal policies of the Federal Reserve Board and the U.S. Government and other governmental initiatives affecting the financial services industry; (xii) results of examinations of the Company and Great Southern by their regulators, including the possibility that the regulators may, among other things, require the Company to increase its allowance for loan losses or to write-down assets; (xiii) the uncertainties arising from the Company's participation in the Small Business Lending Fund program, including uncertainties concerning the potential future redemption by us of the U.S. Treasury's preferred stock investment under the program, including the timing of, regulatory approvals for, and conditions placed upon, any such redemption; (xiv) costs and effects of litigation, including settlements and judgments; and (xv) competition. The Company wishes to advise readers that the factors listed above and other risks described from time to time in documents filed or furnished by the Company with the SEC could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.

The Company does not undertake-and specifically declines any obligation- to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

# About Great Southern

As of 09/30/2014

- $3.9 billion in assets
- 112 offices in 8 states:
  - 108 banking centers
  - 3 stand-alone commercial lending offices
  - Home Loan Center
- 162,000 customer households
- $3.0 billion in loans
- $3.1 billion in deposits
- 1,200 associates
- $351.1 million in common stockholders' equity



# Areas of Focus

GREAT SOUTHERN BANCORP, INC.

- Attract, retain and deepen customer relationships
- Manage interest rate risk
- Maintain strong credit discipline
- Maintain strong capital and appropriate liquidity
- Drive operational efficiencies

# A Retrospective Look

GREAT SOUTHERN BANCORP, INC.

| | 12/31/2007 | 09/30/2014 |
|---|---|---|
| Assets | $2.4 billion | $3.9 billion |
| Net Loans | $1.8 billion | $2.9 billion |
| Construction & land development exposure* | $949 million | $489 million |
| Loan loss allowance | $25.5 million | $38.1 million |
| Loan loss allowance/total loans* | 1.38% | 1.43% |
| Customer deposits (excluding brokered and CDARS deposits) | $1.1 billion | $2.9 billion |
| Common equity | $189.9 million | $351.1 million |
| Book value per common share | $14.17 | $25.62 |

*Excluding loans covered by loss share

GREAT SOUTHERN BANCORP, INC.

# FDIC-assisted Acquisitions

| Acquisition Date | Former Institution | Customer Loan Balances at Acquisition (in millions) | Customer Deposit Balances at Acquisition (in millions) |
|---|---|---|---|
| 03/30/2009 | TeamBank | $435.8 | $512.0 |
| 09/04/2009 | Vantus Bank | $331.6 | $349.9 |
| 10/07/2011 | Sun Security Bank | $240.5 | $280.0 |
| 04/27/2012 | Inter Savings Bank | $393.3 | $454.3 |
| 06/20/2014 | Valley Bank* | $212.4 | $356.6 |

# Branch Acquisitions

| | | | |
|---|---|---|---|
| 08/05/2005 | Peoples Bank | $12.6 | $37.1 |
| 03/21/2014 | Boulevard Bank | $10.9 | $92.6 |

*The Valley Bank acquisition did not include a loss sharing agreement with the FDIC.

# Growth through acquisitions



MINNESOTA
IOWA
NEBRASKA
KANSAS
MISSOURI
ARKANSAS

**FDIC-assisted Acquisitions**

- 2009 TeamBank
- 2009 Vantus Bank
- 2011 Sun Security Bank
- 2012 InterBank
- 2014 Valley Bank

**Acquired Branches**

- 2005 Peoples Bank
- 2014 Boulevard Bank

**Legacy & De Novo Banking Centers**

**Loan Production Offices not shown:**
Overland Park, KS; Tulsa, OK; Dallas, TX

# GSBC Earnings

GREAT SOUTHERN BANCORP, INC.



$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$4.44
$1.46
$1.93
$3.54
$2.42
$2.25
Nine Months Ended 09/30/2013 $1.80 per diluted
2009
2010
2011
2012
2013
9 months ended 9/30/2014
Net Income
Diluted Common EPS

# Net Interest Income

GREAT SOUTHERN BANCORP, INC.

*In thousands*



$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$89,263
$125,341
$163,521
$165,131
$159,592
$122,043
3.03%
3.32%
3.61%
3.60%
3.66%
3.74%
2009
2010
2011
2012
2013
9 months ended 9/30/2014
Net Interest Income
Core Net Interest Margin*

*See non-GAAP reconciliation at end of presentation.

# Net Interest Margin

GREAT SOUTHERN BANCORP, INC.


8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
7.24%
6.94%
6.91%
6.91%
6.32%
6.34%
6.29%
4.76%
4.39%
4.64%
5.02%
4.66%
4.69%
4.91%
3.58%
3.51%
3.63%
3.94%
3.69%
3.62%
3.93%
0.65%
0.64%
0.65%
0.65%
0.65%
0.64%
0.58%
1Q-2013
2Q-2013
3Q-2013
4Q-2013
1Q-2014
2Q-2014
3Q-2014
Yield on loans
NIM
Core NIM*
Cost of interest-bearing liabilities

*See non-GAAP reconciliation at end of presentation.

# Capital

*In thousands*


$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$18.12
$18.40
$19.78
$22.94
$23.60
$25.62
2009
2010
2011
2012
2013
9/30/2014
Total Stockholders' Equity
Common Stockholders' Equity
Book Value per Common Share

# GSBC Capital Ratios



18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
10.8%
13.8%
15.1%
8.8%
11.2%
Tier 1 Leverage
Tier 1 Risk-based
Total Risk-based
Tangible Common Equity(TCE)/Assets*
TCE/Risk-weighted Assets*
2009
2010
2011
2012
2013
9/30/2014
Well capitalized level as defined by regulatory agencies

*See non-GAAP reconciliation at end of presentation.

# Total Deposits

*In millions*



$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
$2,713
$2,595
$2,963
$3,153
$2,808
$3,071
2.49%
1.64%
1.11%
0.77%
0.49%
0.47%
2009
2010
2011
2012
2013
9/30/2014
Total Deposits
Cost of Interest-Bearing Deposits

# Favorable Deposit Mix

## As of 09/30/2014 - $3.07 billion

### By Type



CDARS Customer 1%
Brokered CDs 5%
CDs 31%
Checking & Savings 63%

### By Region



Northwest Arkansas 0.4%
Nebraska 1.4%
Quad Cities IA Metro 4.6%
Minnesota 7.5%
Springfield MO Metro 33.7%
Des Moines Metro/Central Iowa 7.5%
Sioux City IA Metro 7.8%
All Other Missouri 19.1%
All Other Kansas 5.9%
STL Metro 8.5%
KC Metro 3.6%

GREAT SOUTHERN BANCORP, INC.

# Deposit Mix



CDARS Customer 1%
Brokered CDs 5%
CDs 31%
Checking & Savings 63%

09/30/2014

$3.07 billion



CDARS Customer 9%
Checking & Savings 28%
CDs 21%
Brokered CDs 42%

12/31/2008

$1.91 billion

# Net Loans Receivable*

*In millions*



$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
$2,082
$1,876
$2,118
$2,319
$2,439
$2,921
2009
2010
2011
2012
2013
9/30/2014

*Excluding mortgage loans held for sale.

# Total Loans* – Net Growth

*In millions*



$400
$350
$300
$250
$200
$150
$100
$50
$0
-$50
-$100
*Excludes acquired covered and non-covered loans in FDIC transactions & mortgage loans held for sale
$367.7
$257.9
$125.4
$67.0
-$91.9
2010
2011
2012
2013
YTD 9/30/2014

# Legacy Loan Portfolio

## As of 09/30/2014 – Balance of $2.49 billion

**By Type**
**(in thousands)**



Bonds
$42,941
2%
Commercial Business
$303,964
12%
Consumer*
$414,079
16%
Single Family Real Estate
$252,599
10%
Multifamily Real Estate
$351,335
14%
Commercial Real Estate
$864,401
35%
Const & Land Dev
$265,213
11%

*Includes Home Equity Loans of $61,153

**By Region**
**(in thousands)**



Other Regions
$756,047
30%
St Louis
$508,673
21%
Springfield
$453,609
18%
Kansas City
$189,633
8%
Branson
$117,162
5%
Joplin
$64,463
3%
Other Missouri
$208,581
8%
Fayetteville
$83,614
3%
Tulsa
$54,196
2%
Dallas
$58,554
2%

# Legacy Loan Portfolio

GREAT SOUTHERN BANCORP, INC.


Bonds
$42,941
2%
Commercial Business
$303,964
12%
Consumer*
$414,079
16%
Const & Land Dev
$265,213
11%
Single Family Real Estate
$252,599
10%
Multifamily Real Estate
$351,335
14%
Commercial Real Estate
$864,401
35%

*Includes Home Equity Loans of $61,153

(in thousands)


Bonds
$42,230
2%
Commercial Business
$260,508
12%
Consumer*
$275,259
13%
Const & Land Dev
$188,618
9%
Single Family Real Estate
$242,122
12%
Multifamily Real Estate
$325,465
15%
Commercial Real Estate
$769,513
37%

*Includes Home Equity Loans of $58,283

# 09/30/2014

Balance of $2.49 billion

# 12/31/2013

Balance of $2.10 billion

# Legacy Loan Portfolio

GREAT SOUTHERN BANCORP, INC.



Bonds
$42,941
2%
Commercial Business
$303,964
12%
Consumer*
$414,079
16%
Const & Land Dev
$265,213
11%
Single Family Real Estate
$252,599
10%
Multifamily Real Estate
$351,335
14%
Commercial Real Estate
$864,401
35%

*Includes Home Equity Loans of $61,153

(in thousands)



Commercial Business
$130,537
8%
Bonds
$59,412
3%
Consumer*
$191,398
11%
Single Family Real Estate
$226,796
13%
Multifamily Real Estate
$127,122
7%
Const & Land Dev
$543,869
31%
Commercial Real Estate
$473,846
27%

*Includes Home Equity Loans of $48,387

## 09/30/2014

Balance of $2.49 billion

## 12/31/2008

Balance of $1.75 billion

# FDIC Acquired Loan Portfolio

GREAT SOUTHERN BANCORP, INC.

| Former Institution | Acquisition Date | Customer Loan Balances at Acquisition (in millions) | Customer Loan Balances at 09/30/2014 (in millions) |
|---|---|---|---|
| TeamBank | 03/30/2009 | $435.8 | $46.2 |
| Vantus Bank | 09/04/2009 | $331.6 | $44.9 |
| Sun Security Bank | 10/07/2011 | $240.5 | $62.7 |
| Inter Savings Bank | 04/27/2012 | $393.3 | $254.4 |
| Valley Bank | 06/20/2014 | $193.2 | $179.1 |
| | | $1,594.4 | $587.3 |

# Asset Quality Trends*



3
2.5
2
1.5
1
0.5
0
Percent

| | 2008 | 2009 | 2010 | 2011 | 2012 | 2013 | 9/30/2014 |
|---|---|---|---|---|---|---|---|
| Non-perfoming Assets/Assets | 2.46 | 1.79 | 2.30 | 1.96 | 1.84 | 1.75 | 1.21 |
| Non-performing Loans/Loans | 1.90 | 1.24 | 1.52 | 1.25 | 0.94 | 0.80 | 0.40 |
| Net Charge-offs/Avg. Loans | 2.63 | 1.44 | 2.05 | 2.09 | 2.43 | 0.91 | 0.35 |
| Reserve to Total Loans | 1.66 | 2.35 | 2.48 | 2.33 | 2.21 | 1.92 | 1.43 |

*Excludes acquired loans covered by loss sharing agreement

# Asset Quality Trends

*In millions*



$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$55.6
$54.3
$50.5
$49.4
$29.4
$27.0
$33.2
$27.5
$22.5
$21.1
$26.5
$19.9
$17.8
$12.0
2008
2009
2010
2011
2012
2013
9/30/2014
Non-performing Loans
Potential Problem Loans

# Banking Center Optimization

| Current Great Southern Locations | |
|---|---|
| Arkansas | 2 banking centers |
| Iowa | 23 banking centers |
| Kansas | 11 banking centers |
| Minnesota | 4 banking centers |
| Missouri | 63 banking centers |
| Nebraska | 5 banking centers |
| Oklahoma | Commercial lending office |
| Texas | Commercial lending office |

In last two years:

- Consolidated 15 banking centers - 13 in Missouri, 2 in Iowa, and 1 in Illinois
- Opened 3 new banking centers – Omaha, Neb., Fayetteville, Ark., and Ferguson, Mo.
- Relocated/replaced 4 banking centers – Springfield, Mo., Maple Grove, Minn., Ava, Mo., and Ames, Iowa

2015:

- New banking center in Columbia, Mo.
- New banking center in Leawood, Kan., (Kansas City market) with commercial lending office relocation



SIOUX CITY
SOUTH SIOUX CITY
FORT CALHOUN
OMAHA
BELLEVUE
AMES
ANKENY
NEWTON
CLIVE
WEST DES MOINES
MONROE
KNOXVILLE
OSKALOOSA
DAVENPORT
BETTENDORF
DE SOTO
OLATHE
SPRING HILL
OVERLAND PARK
LEE'S SUMMIT
OTTAWA
PAOLA
OSAWATOMIE
IOLA
PARSONS
STOVER
ELDON
OSAGE BEACH
CAMDENTON
GREENVIEW
NEVADA
STOCKTON
BUFFALO
LEBANON
GREENFIELD
LOCKWOOD
WILLARD
SPRINGFIELD
MILLER
REPUBLIC
MANSFIELD
JOPLIN
AURORA
NIXA
MOUNTAIN GROVE
NEOSHO
FORSYTH
BRANSON
WEST PLAINS
THAYER
VIBURNUM
PILOT KNOB
FREDERICKTOWN
ELLINGTON
LAKE ST. LOUIS
FERGUSON
CLAYTON
DES PERES
AFFTON
ROGERS
FAYETTEVILLE
TULSA

# Key Markets

GREAT SOUTHERN BANCORP, INC.

| MSA | Number of Branches | Company Deposits in Market ($000) | Percent of Franchise (%) | Total Population 2014 (Actual) | Population Change 2010-2014 (%) | Projected Population Change 2014-2019 (%) | Median HH Income 2014 ($) | Projected HH Income Change 2014-2019 (%) |
|---|---|---|---|---|---|---|---|---|
| Springfield, MO | 22 | 1,071,227 | 32.87 | 450,218 | 3.09 | 3.24 | 42,359 | 4.71 |
| Davenport-Moline-Rock Island, IA-IL | 6 | 337,061 | 10.34 | 384,442 | 1.25 | 1.49 | 48,265 | 3.31 |
| Saint Louis, MO-IL | 8 | 269,920 | 8.28 | 2,798,724 | 0.40 | 0.57 | 52,875 | 4.33 |
| Minneapolis-St. Paul-Bloomington, MN-WI | 4 | 232,339 | 7.13 | 3,459,074 | 3.29 | 3.81 | 64,304 | 3.11 |
| Sioux City, IA-NE-SD | 7 | 216,892 | 6.66 | 168,931 | 0.22 | 0.78 | 49,475 | 9.38 |
| Kansas City, MO-KS | 11 | 175,017 | 5.37 | 2,057,706 | 2.41 | 2.72 | 55,763 | 4.81 |
| Omaha-Council Bluffs, NE-IA | 4 | 43,213 | 1.33 | 898,194 | 3.80 | 4.30 | 57,701 | 7.67 |
| Des Moines-West Des Moines, IA | 6 | 36,231 | 1.11 | 601,313 | 5.56 | 5.36 | 60,808 | 6.87 |
| Fayetteville-Springdale-Rogers, AR-MO | 2 | 14,941 | 0.46 | 494,447 | 6.74 | 6.46 | 48,055 | 12.63 |
| Tulsa, OK | 1 | 0 | 0.00 | 960,884 | 2.50 | 3.35 | 46,975 | 3.55 |
| Dallas-Fort Worth-Arlington, TX | 1 | 0 | 0.00 | 6,887,537 | 7.18 | 8.57 | 56,739 | 2.69 |

*Source: SNL Financial*

# GSBC Stock Price History



5 Year
11/07/14
$42.00
38.00
34.00
32.00
30.00
28.00
26.00
24.00
22.00
20.00
18.00
16.00
14.00
10 Apr Jul Oct 11 Apr Jul Oct 12 Apr Jul Oct 13 Apr Jul Oct 14 Apr Jul Oct
Volume
EDGAR Online
168.24 Th
140.20
112.16
84.12
56.08
28.04
10 Apr Jul Oct 11 Apr Jul Oct 12 Apr Jul Oct 13 Apr Jul Oct 14 Apr Jul Oct

*Source: NASDAQ*

# Quarterly Common Stock Dividends



$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
9/30/2014
Q1
Q2
Q3
Q4

# Why Great Southern?

GREAT SOUTHERN
BANCORP, INC.

- ✓ Positioned for long-term growth
- ✓ Well capitalized, diversified loan portfolio and strong core deposit base
- ✓ Strong core operating earnings power
- ✓ Expanding retail banking franchise
- ✓ Experienced management team
- ✓ High percentage of insider ownership

# Thank You

GREAT SOUTHERN BANCORP, INC.

## For more information:

- ✓ Visit our Web site: www.GreatSouthernBank.com
- ✓ Sign up for e-mail notification to get the latest Great Southern news
- ✓ Call us with questions: 417.895.5242

# Non-GAAP Reconciliation

This presentation contains certain financial information determined by methods other than in accordance with Generally Accepted Accounting Principles ("GAAP"). These non-GAAP financial measures include core net interest margin, tangible common equity to assets and tangible common equity to risk-weighted assets. We calculate core net interest margin by subtracting the effect of the additional yield accretion (in terms of basis points) recognized in conjunction with updated estimates of the fair value of the loan pools acquired in the 2009, 2011 and 2012 FDIC-assisted transactions from the reported net interest margin. On an on-going basis, the Company estimates the cash flows expected to be collected from the acquired loan pools. For each of the loan portfolios acquired, the cash flow estimates have increased, based on payment histories and reduced loss expectations of the loan pools. This resulted in increased income that was spread on a level-yield basis over the remaining expected lives of the loan pools. Management believes that core net interest margin is useful in assessing the Company's core performance and trends. We calculate tangible common equity by subtracting preferred stock and goodwill and other intangible assets from total ending stockholders' equity. Management believes it is a standard practice in the banking industry to provide this information, and further believes this information is useful in analyzing the relative strength of the Company's capital position. These non-GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP financial measures. Because not all companies use the same calculation of non-GAAP measures, this presentation may not be comparable to other similarly titled measures as calculated by other companies.

**Non-GAAP Reconciliation: Core Net Interest Margin**

| | 2009 | 2010 | 2011 | 2012 | 2013 | 9 months 9/30/2014 |
|---|---|---|---|---|---|---|
| Net Interest margin | 3.03 | 3.93 | 5.17 | 4.61 | 4.70 | 4.75 |
| Less: Effect on margin due to increases in expected cash flows from acquired loan pools | -- | 0.61 | 1.56 | 1.01 | 1.04 | 1.01 |
| **Core net interest margin** | 3.03 | 3.32 | 3.61 | 3.60 | 3.66 | 3.74 |

**Non-GAAP Reconciliation: Tangible Common Equity**

| (in thousands) | 2009 | 2010 | 2011 | 2012 | 2013 | 9/30/2014 |
|---|---|---|---|---|---|---|
| Total Shareholders' Equity | $298,908 | $304,009 | $324,587 | $369,874 | $380,698 | $409,050 |
| Less: Preferred Stock | 56,017 | 56,480 | 57,943 | 57,943 | 57,943 | 57,943 |
| Less: Goodwill & Other Intangibles | 6,216 | 5,395 | 6,929 | 5,811 | 4,583 | 7,945 |
| Tangible Common Equity | $236,675 | $242,134 | $259,715 | $306,120 | $318,172 | $343,162 |

# Supplemental Company Information

# Third Quarter 2014 Earnings

$0.83 per diluted common share
$11.4 million

Loan Growth
Improved Credit Quality
Increased Net Interest Margin

# Third Quarter 2014 Results

| Selected Operating Data: | Three Months Ended September 30, 2014 | Three Months Ended September 30, 2013 | Nine Months Ended September 30, 2014 | Nine Months Ended September 30, 2013 | Three Months Ended June 30, 2014 |
|---|---|---|---|---|---|
| | (Dollars in thousands, except per share data) | | | | |
| Interest income | $ 47,607 | $ 43,019 | $ 134,286 | $ 133,856 | $ 44,384 |
| Interest expense | 3,501 | 4,555 | 12,243 | 14,758 | 4,413 |
| Net interest income | 44,106 | 38,464 | 122,043 | 119,098 | 39,971 |
| Provision for loan losses | 945 | 2,677 | 4,099 | 14,573 | 1,462 |
| Non-interest income | 1,778 | 929 | 13,332 | 6,179 | 10,631 |
| Non-interest expense | 29,398 | 26,156 | 89,689 | 78,790 | 34,399 |
| Provision for income taxes | 3,951 | 2,121 | 10,125 | 6,858 | 3,687 |
| Net income | $ 11,590 | $ 8,439 | $ 31,462 | $ 25,056 | $ 11,054 |
| Net income available to common shareholders | $ 11,445 | $ 8,294 | $ 31,027 | $ 24,621 | $ 10,909 |

# Third Quarter 2014 Results

| | At or For the Three Months Ended September 30, 2014 | 2013 | At or For the Nine Months Ended September 30, 2014 | 2013 | At or For the Three Months Ended June 30, 2014 |
|---|---|---|---|---|---|
| **Per Common Share:** | (Dollars in thousands, except per share data) | | | | |
| Net income (fully diluted) | $ 0.83 | $ 0.61 | $ 2.25 | $ 1.80 | $ 0.79 |
| Book value | $ 25.62 | $ 23.15 | $ 25.62 | $ 23.15 | $ 24.96 |
| **Earnings Performance Ratios:** | | | | | |
| Annualized return on average assets | 1.18% | 0.92% | 1.11% | 0.87% | 1.17% |
| Annualized return on average common stockholders' equity | 13.29% | 10.56% | 12.35% | 10.44% | 13.02% |
| Net interest margin | 4.91% | 4.64% | 4.75% | 4.60% | 4.69% |
| Average interest rate spread | 4.83% | 4.53% | 4.65% | 4.51% | 4.58% |
| Efficiency ratio | 64.07% | 66.40% | 66.25% | 62.89% | 67.98% |
| Non-interest expense to average total assets | 2.99% | 2.85% | 3.15% | 2.72% | 3.64% |
| **Asset Quality Ratios:** | | | | | |
| Allowance for loan losses to period-end loans (excluding covered loans) | 1.43% | 2.01% | 1.43% | 2.01% | 1.54% |
| Non-performing assets to period-end assets | 1.21% | 1.75% | 1.21% | 1.75% | 1.32% |
| Non-performing loans to period-end loans | 0.40% | 0.90% | 0.40% | 0.90% | 0.48% |
| Annualized net charge-offs to average loans | 0.15% | 0.70% | 0.35% | 1.09% | 0.29% |

GREAT SOUTHERN
BANCORP, INC.

NASDAQ : GSBC

NOVEMBER | 2014



CONGRATULATIONS TO
GREAT SOUTHERN BANCORP
25 YEAR ANNIVERSARY
NASDAQ LISTED: GSBC
GREAT SOUTHERN
BANCORP, INC.
NASDAQ